UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21274
                                                     ---------

               Columbia Management Multi-Strategy Hedge Fund, LLC
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Financial Center
                                Boston, MA 02111
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            James R. Bordewick, Esq.
                    Banc of America Investment Advisors, Inc.
                              One Financial Center
                                Boston, MA 02111
         --------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 617-772-3672
                                                            ------------

                        Date of fiscal year end: March 31
                                                 --------

                    Date of reporting period: March 31, 2007
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



------------------------------------------------------------ Columbia Management
                                                  Multi-Strategy Hedge Fund, LLC

















FINANCIAL STATEMENTS
FOR THE YEAR ENDED MARCH 31, 2007

WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

               Columbia Management Multi-Strategy Hedge Fund, LLC

                              Financial Statements

                            Year Ended March 31, 2007








                                    CONTENTS


Report of Independent Registered Public Accounting Firm......................  1
Statement of Assets, Liabilities and Members' Capital........................  2
Schedule of Investments......................................................  3
Statement of Operations......................................................  6
Statements of Changes in Members' Capital....................................  7
Statement of Cash Flows......................................................  8
Financial Highlights.........................................................  9
Notes to Financial Statements ............................................... 11
Fund Governance (unaudited).................................................. 21

[LOGO OMITTED]
PricewaterhouseCoopers (PCW)

--------------------------------------------------------------------------------

                                                PRICEWATERHOUSECOOPERS LLP
                                                300 Madison Avenue
                                                New York NY 10017
                                                Telephone (646) 471-3000
                                                Direct phone (646) 471-3000
                                                Direct fax (813) 286-6000


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Members of Columbia Management Multi-Strategy Hedge Fund, LLC

In our opinion, the accompanying statement of assets, liabilities and members' capital, including the schedule of investments, and the related statements of operations, of changes in members' capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund") at March 31, 2007, and the results of its operations, the changes in its members' capital, its cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2007 by correspondence with the custodian and portfolio funds, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments held by the Fund valued at $173,177,526 (97.58% of the Fund's net assets) at March 31, 2007, the values of which have been fair valued by the Investment Manager based on estimates provided by each portfolio fund, under the general supervision of the Board of Directors, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.



/s/ PricewaterhouseCoopers LLP

May 29, 2007

               Columbia Management Multi-Strategy Hedge Fund, LLC

             Statement of Assets, Liabilities, and Members' Capital

                                 March 31, 2007

ASSETS

Investments in Portfolio Funds and options, at fair value (cost $126,257,276)                     $  173,256,066
Cash                                                                                                   9,256,591
Restricted Cash                                                                                        1,990,107
Margin deposits with broker for Futures contracts                                                        453,248
Interest receivable                                                                                       26,325
Prepaid insurance                                                                                         63,718
Other assets                                                                                               4,500
                                                                                                 ----------------

    TOTAL ASSETS                                                                                     185,050,555
                                                                                                 ----------------
LIABILITIES AND MEMBERS' CAPITAL

Capital contributions received in advance                                                              5,175,000
Capital withdrawals payable                                                                            1,984,437
Professional fees payable                                                                                160,738
Management fee payable                                                                                   146,576
Variation margin on futures contracts                                                                     41,370
Administration fee payable                                                                                14,791
Subadviser out-of-pocket expenses payable                                                                 13,660
Other liabilities                                                                                         38,300
                                                                                                 ----------------

    TOTAL LIABILITIES                                                                                  7,574,872
                                                                                                 ----------------

         NET ASSETS                                                                               $  177,475,683
                                                                                                 ================

MEMBERS' CAPITAL
    Net capital (1)                                                                               $  130,476,893
    Net unrealized gain / (loss) on investments in Portfolio Funds, futures, and options              46,998,790
                                                                                                 ----------------

       MEMBERS' CAPITAL                                                                           $  177,475,683
                                                                                                 ================

(1)    Net capital includes cumulative net investment gains/(losses) and net realized gains/(losses)
       on investments in Portfolio Funds.

   The accompanying notes are an integral part of these financial statements.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                             Schedule of Investments

                                 March 31, 2007

                                                                                                                 % OF MEMBERS'
              INVESTMENTS IN PORTFOLIO FUNDS                                COST (A)         FAIR VALUE (B)         CAPITAL
              ------------------------------                                --------         --------------         -------
              DISTRESSED
              Anchorage Capital Partners, L.P.                              3,600,000            4,213,393            2.37
              D.B. Zwirn Special Opportunities Fund, L.P.                   4,300,000            5,100,439            2.87
              Highland Crusader Fund, L.P.                                  3,034,955            4,972,249            2.80
              King Street Capital, L.P.                                     3,698,161            6,006,854            3.39
              Redwood Domestic Fund, L.P.                                   1,200,000            3,243,629            1.83
              Silver Point Capital Fund, L.P.                               3,200,000            6,286,588            3.54
                                                                   -----------------------------------------------------------------
              TOTAL DISTRESSED                                             19,033,116           29,823,152           16.80

              EVENT DRIVEN
              Davidson Kempner Partners, L.P.                               2,800,000            4,158,433            2.34
              Elliott Associates, L.P.                                      2,600,000            4,666,690            2.63
              Perry Partners, L.P.                                          3,903,854            6,164,568            3.47
              Seneca Capital, L.P.                                          3,766,663            6,733,514            3.80
                                                                   -----------------------------------------------------------------
              TOTAL EVENT DRIVEN                                           13,070,517           21,723,205           12.24

              LONG AND/OR SHORT EQUITY
              Adelphi Europe Partners, L.P.                                 4,432,366            5,489,843            3.09
              Alson Signature Fund, L.P.                                    2,019,243            3,054,077            1.72
              Black Bear Fund I, L.P.                                       1,500,000            2,773,172            1.56
              Blue Harbour Strategic Value Partners, L.P.                   4,000,000            4,227,260            2.38
              Cavalry Technology, L.P.                                      3,457,061            4,249,593            2.39
              Copper Arch Fund, L.P.                                        1,689,584            2,447,003            1.38
              Elm Ridge Capital Partners, L.P.                              5,250,000            6,733,662            3.79
              Empire Capital Partners, L.P.                                 3,043,335            4,270,672            2.41
              Galante Partners, L.P.                                        4,500,000            4,523,471            2.55
              Greenlight Capital Qualified, L.P.                              700,000            1,591,959            0.90
              Impala Fund, L.P.                                             5,000,000            5,223,876            2.94
              Indus Japan Fund, L.P.                                        2,400,000            4,252,441            2.40
              Kingsford Capital Partners, L.P.                              4,699,854            4,375,140            2.47
              Narragansett I, L.P.                                             25,326               17,129            0.01
              Roadway Partners, L.P.                                        2,235,239            3,257,357            1.84


   The accompanying notes are an integral part of these financial statements.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                                 March 31, 2007

                                                                                                                 % OF MEMBERS'
                                                                            COST (A)         FAIR VALUE (B)         CAPITAL
                                                                            --------         --------------         -------
              LONG AND/OR SHORT EQUITY (CONTINUED)
              Scout Capital Partners II, L.P.                            $  4,496,209         $  6,424,788            3.62
              Spring Point Contra Partners, L.P.                            4,850,000            4,491,533            2.53
              Thruway Partners, L.P.                                        1,761,995            2,796,575            1.58
              Tremblant Partners, L.P.                                      3,743,615            5,366,534            3.02
              Trian Partners, L.P.                                          3,400,000            3,855,755            2.17
                                                                   -----------------------------------------------------------------
              TOTAL LONG AND/OR SHORT EQUITY                               63,203,827           79,421,840           44.75

              MULTI-ARBITRAGE
              Canyon Value Realization Fund, L.P.                           3,676,734            5,940,286            3.35
              HBK Fund, L.P.                                                4,695,423            6,139,000            3.46
              Kamunting Street, L.P.                                        4,400,000            4,432,625            2.50
              OZ Domestic Partners, L.P.                                    3,130,226            5,132,423            2.89
              Parkcentral Global, L.P.                                      3,421,801            4,656,893            2.62
              Stark Investments, L.P.                                       3,962,237            5,690,691            3.21
              SuttonBrook Capital Partners, L.P.                            3,625,698            5,076,566            2.86
                                                                   -----------------------------------------------------------------
              TOTAL MULTI-ARBITRAGE                                        26,912,119           37,068,484           20.89

              STATISTICAL ARBITRAGE
              Thales Fund, L.P.                                             3,891,166            5,140,845            2.90
                                                                   -----------------------------------------------------------------
              TOTAL STATISTICAL ARBITRAGE                                   3,891,166            5,140,845            2.90

              TOTAL INVESTMENT IN PORTFOLIO FUNDS                        $126,110,745         $173,177,526           97.58%
                                                                   -----------------------------------------------------------------

              OPTIONS PURCHASED

   NUMBER
OF CONTRACTS
------------
        77    S&P 500 Put, Expires June 2007                             $    146,531               78,540            0.04%

              Other assets, less liabilities                                                     4,219,617            2.38%
                                                                                            ----------------------------------------

              MEMBERS' CAPITAL                                                                $177,475,683          100.00%
                                                                                            ========================================


   The accompanying notes are an integral part of these financial statements.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                                 March 31, 2007



        FUTURES CONTRACTS                                                CONTRACT         UNREALIZED

SALES                        TYPE                EXPIRATION DATE           VALUE         DEPRECIATION
-----                        ----                ---------------           -----         ------------
 28                      S&P 500 EMINI             June 2007            $2,003,680       $   (41,370)



     The investments in Portfolio Funds shown above, representing 97.58% of Members' Capital, have been fair valued in accordance with procedures established by the Board of Directors.

     The Fund's investments on March 31, 2007 are summarized below based on the investment strategy of each specific Portfolio Fund.


                                                     % OF TOTAL
                                                   INVESTMENTS IN
               INVESTMENT STRATEGY                 PORTFOLIO FUNDS
               -------------------                 ---------------
               Long and/or Short Equity                 45.86%
               Multi-Arbitrage                          21.41
               Distressed                               17.22
               Event Driven                             12.54
               Statistical Arbitrage                     2.97
                                                   ---------------
               TOTAL                                   100.00%
                                                   ===============


     (a) The aggregate cost of investments in Portfolio Funds for tax purposes was approximately $149,551,178. Net unrealized appreciation on investments for tax purposes was $23,626,348, consisting of $24,831,957 of gross unrealized appreciation and $1,205,609 of gross unrealized depreciation.




   The accompanying notes are an integral part of these financial statements.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                             Statement of Operations

                        For the Year Ended March 31, 2007

INVESTMENT INCOME
    Interest income                                                                $      379,595
                                                                                  ----------------

EXPENSES
    Management fees                                                                     1,789,029
    Administration fees                                                                   182,871
    Legal fees                                                                            154,364
    Audit and tax service fees                                                            136,185
    Insurance fees                                                                        107,915
    Directors fees                                                                         29,000
    Subadvisor out-of-pocket expenses                                                      22,727
    Custodian fees                                                                         16,042
    Registration fees                                                                      10,906
    Other expenses                                                                         89,279
                                                                                  ----------------

       TOTAL EXPENSES                                                                   2,538,318
                                                                                  ----------------

NET INVESTMENT LOSS                                                                    (2,158,723)
                                                                                  ----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS IN PORTFOLIO FUNDS, FUTURES,
    AND OPTIONS
    Net realized gain on investments in Portfolio Funds                                11,134,502
    Net realized loss on investments in Futures                                           (72,295)
    Net change in unrealized appreciation on investments in Portfolio Funds
       Futures, and Options                                                             8,274,000
                                                                                  ----------------

       NET REALIZED AND  UNREALIZED GAIN ON INVESTMENTS IN PORTFOLIO FUNDS
          FUTURES, AND OPTIONS                                                         19,336,207
                                                                                  ----------------

NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                           $   17,177,484
                                                                                  ================



   The accompanying notes are an integral part of these financial statements.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                    Statements of Changes in Members' Capital

                                                                        SPECIAL
                                                                        MEMBERS                  MEMBERS                TOTAL
                                                                      -----------------------------------------------------------
MEMBERS' CAPITAL, MARCH 31, 2005                                       $         -            $179,256,084         $ 179,256,084

   Capital contributions                                                         -              16,196,456            16,196,456

   Capital withdrawals                                                    (499,328)            (30,645,144)          (31,144,472)

   Net increase in Members' Capital derived
       from operations                                                           -              16,733,626            16,733,626

   Reallocation of incentive allocation                                    499,328                (499,328)                    -
                                                                      -----------------------------------------------------------
MEMBERS' CAPITAL, MARCH 31, 2006                                                 -             181,041,694           181,041,694
                                                                      -----------------------------------------------------------

   Capital contributions                                                    12,070              17,731,013            17,743,083

   Capital withdrawals                                                    (967,347)            (37,519,231)          (38,486,578)

   Net increase in Members' Capital derived
       from operations                                                           -              17,177,484            17,177,484

   Reallocation from Special Member (see Note 8)                           (12,070)                 12,070                     -

   Reallocation of incentive allocation                                    967,347                (967,347)                    -
                                                                      -----------------------------------------------------------
MEMBERS' CAPITAL, MARCH 31, 2007                                       $         -            $177,475,683        $ 177,475,683
                                                                      ===========================================================

Capital reallocable to the Special Members had the Members' measurement period for incentive allocation closed on:

             March 31, 2006                $  572,438     Measurement period: January 1, 2006 through March 31, 2006
                                         =============
             March 31, 2007                $  441,076     Measurement period: January 1, 2007 through March 31, 2007
                                         =============



   The accompanying notes are an integral part of these financial statements.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                             Statement of Cash Flows

                        For the Year Ended March 31, 2007


CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital resulting from operations                                    $    17,177,484
Adjustments to reconcile net increase in Members' Capital resulting from operations to net cash provided by operating activities
      Net realized gain on investments in Portfolio Funds                                         (11,134,502)
      Net realized loss on investments in Futures                                                      72,295
      Net change in unrealized appreciation on investments in Portfolio Funds, Futures,
         and Options                                                                               (8,274,000)
      Purchases of Portfolio Funds and Options                                                    (29,046,531)
      Proceeds from sales of Portfolio Funds and Futures                                           45,529,703
Increase/Decrease in operating assets and liabilities
      Increase in margin deposits with broker for Futures contract                                   (453,248)
      Decrease in redemptions receivable from investments in Portfolio Funds                        4,942,374
      Decrease in investments in Portfolio Funds paid in advance                                    5,600,000
      Decrease in interest receivable                                                                     305
      Increase in prepaid insurance                                                                   (63,718)
      Decrease in other assets                                                                         62,403
      Decrease in management fee payable                                                               (1,798)
      Increase in professional fees payable                                                            13,738
      Decrease in administration fee payable                                                             (495)
      Increase in Subadviser out-of-pocket expenses payable                                             2,931
      Increase in other liabilities                                                                    12,371
                                                                                             -----------------

   NET CASH PROVIDED BY OPERATING ACTIVITIES                                                       24,439,312
                                                                                             -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions                                                                              17,743,083
Capital withdrawals                                                                               (38,486,578)
Increase in contributions received in advance                                                       3,325,000
Increase in capital withdrawals payable                                                               444,519
Increase in restricted cash                                                                          (450,189)
                                                                                             -----------------

   NET CASH USED IN FINANCING ACTIVITIES                                                          (17,424,165)
                                                                                             -----------------

NET INCREASE IN CASH                                                                                7,015,147

Cash at beginning of period                                                                         2,241,444
                                                                                             -----------------

CASH AT END OF PERIOD                                                                         $     9,256,591
                                                                                             =================


   The accompanying notes are an integral part of these financial statements.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                              Financial Highlights

The below ratios are calculated by dividing total dollars of income or expenses as applicable by the average of total monthly members' capital. Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period. An individual member's return may vary from these returns based on the timing of capital contributions and withdrawals.


                                         ------------------------------------------------------------------------------------------

                                                                        YEAR ENDED MARCH 31,                  JANUARY 2, 2003
                                         ---------------------------------------------------------------     (COMMENCEMENT OF
                                                                                                            OPERATIONS) THROUGH
                                             2007             2006             2005             2004           MARCH 31, 2003
                                         ------------     ------------     ------------     ------------    -------------------
Ratios to average Members' capital:

Net investment loss - prior to incentive
     allocation, net of waivers (b)         (1.21%)          (1.19%)          (1.53%)          (1.73%)            (1.71%)     (a)
Incentive allocation                        (0.47%)  (d)     (0.55%)  (e)     (0.27%)  (f)     (1.07%)  (g)       (0.15%)     (h)(i)
                                         ------------     ------------     ------------     ------------    -------------------
Net investment loss - net of incentive
     allocation, net of waivers (b)         (1.68%)          (1.74%)          (1.80%)          (2.80%)            (1.86%)     (a)
                                         ============     ============     ============     ============    ===================

Expenses (b)(c)                              1.42%            1.29%            1.55%            1.75%              1.75%      (a)
Incentive allocation                         0.47%   (d)      0.55%   (e)      0.27%   (f)      1.07%   (g)        0.15%      (h)(i)
                                         ------------     ------------     ------------     ------------    -------------------
Total expenses and incentive allocation      1.89%            1.84%            1.82%            2.82%              1.90%
                                         ============     ============     ============     ============    ===================

Total return - prior to incentive
     allocation                             10.22%            9.94%            4.45%           12.43%              1.82%      (i)
Incentive allocation                        (0.49%)  (d)     (0.60%)  (e)     (0.23%)  (f)     (1.16%)  (g)       (0.15%)     (h)(i)
                                         ------------     ------------     ------------     ------------    -------------------
Total return - net of incentive
     allocation                              9.73%            9.34%            4.22%           11.27%              1.67%      (i)
                                         ============     ============     ============     ============    ===================

Portfolio turnover rate                     17.15%           12.86%            7.56%            2.71%                 --
                                         ============     ============     ============     ============    ===================

Members' Capital, end of period
       ($000)                             $177,476         $181,042         $179,256         $126,021            $41,814
                                         ============     ============     ============     ============    ===================

   The accompanying notes are an integral part of these financial statements.

               Columbia Management Multi-Strategy Hedge Fund, LLC

(a)  Annualized, except for organizational and offering expenses if applicable.

(b) The Adviser waived $15,369 of management fees for the year ended March 31, 2003. The net investment loss prior to incentive allocation ratio would have been (1.87%) and the expense ratio would have been 1.91% on an annualized basis for that period had these fees not been waived by the Adviser. Pursuant to an expense deferral agreement, the Adviser requested reimbursement of deferred expenses during the years ended March 31, 2004 and 2005, and agreed to forego reimbursement of deferred expenses in each of those years also. Reimbursement to the Adviser of deferred expenses is included in the expense ratios for the periods in which such reimbursement was requested.

(c) Expenses of the underlying Portfolio Funds are not included in the expense ratios.

(d) Calculated based on the amount reallocable to the Special Members at December 31, 2006 for the period April 1, 2006 through December 31, 2006 in addition to the amount that would have been allocable to the Special Members for the period January 1, 2007 to March 31, 2007 had the measurement period for the incentive allocation closed on the date indicated.

(e) Calculated based on the amount reallocable to the Special Members at December 31, 2005 for the period April 1, 2005 through December 31, 2005 in addition to the amount that would have been allocable to the Special Members for the period January 1, 2006 to March 31, 2006 had the measurement period for the incentive allocation closed on the date indicated.

(f) Calculated based on the amount reallocable to the Special Members at December 31, 2004 for the period April 1, 2004 through December 31, 2004 in addition to the amount that would have been allocable to the Special Members for the period January 1, 2005 to March 31, 2005 had the measurement period for the incentive allocation closed on the date indicated.

(g) Calculated based on the amount reallocable to the Special Members at December 31, 2003 for the period April 1, 2003 through December 31, 2003, in addition to the amount that would have been allocable to the Special Members for the period January 1, 2004 through March 31, 2004 had the measurement period for incentive allocation closed on the date indicated.

(h) Calculated based on the amount reallocable to the Special Members had the measurement period for incentive allocation closed on March 31, 2003.

(i)  Not annualized.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                          Notes to Financial Statements

                                 March 31, 2007


1.   ORGANIZATION

Columbia Management Multi-Strategy Hedge Fund, LLC ("the Fund") is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company and is operating as a diversified investment company. The Fund has many of the features of a private investment fund. The Fund's interests ("Interests") are offered only in private placements to persons (i) who are both "accredited investors" under the Securities Act of 1933 and "qualified clients" under the Investment Advisers Act of 1940, as amended and (ii) who meet other investor eligibility criteria established by the Fund. The primary investment objectives of the Fund are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. The Fund employs a multi-strategy, multi-manager investment strategy premised on the risk control benefits of diversification and the value of a hedged investment approach. The Fund seeks diversification by investing in partnerships and other investment vehicles ("Portfolio Funds") that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. These Portfolio Funds are managed by selected investment managers ("Investment Managers") who specialize in the chosen strategies. The Fund generally invests in between 25 and 50 Portfolio Funds.

Banc of America Investment Advisors, Inc. ("Adviser") is the SEC registered investment adviser to the Fund. The Adviser is an indirect wholly-owned subsidiary of Bank of America Corporation ("BAC"). The Adviser has retained Grosvenor Capital Management, L.P. ("Grosvenor" or the "Subadviser") as subadviser to the Fund. The Adviser and the Subadviser have been designated as special members (the "Special Members") of the Fund.

The Subadviser is responsible for implementing the Fund's investment strategy and managing the Fund's investment portfolio on a day-to-day basis, in accordance with the investment objective, philosophy and strategy described in the Fund's confidential offering memorandum and subject to oversight by the Adviser and the Board of Directors (the "Board") of the Fund.

               Columbia Management Multi-Strategy Hedge Fund, LLC

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.   USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B.   PORTFOLIO VALUATION

The Fund's investments are valued by the Adviser as of the close of business on the last business day of each month in accordance with policies and procedures approved by the Fund's Board of Directors. The Fund's investments in Portfolio Funds may be subject to limitations on redemptions, including the assessment of early redemption fees. In addition, market quotations for such interests are not available. As a result, the Fund's investments in Portfolio Funds are valued at fair value, which normally will be the value determined by the portfolio managers or administrators of the Portfolio Funds. Such value of the Fund's interest in a Portfolio Fund generally represents the Fund's proportionate share of the net assets of the Portfolio Fund. The value of the Fund's investments in Portfolio Funds is generally increased by additional contributions to the Portfolio Funds and the Fund's share of net earnings from the Portfolio Funds and decreased by withdrawals and the Fund's share of net losses from the Portfolio funds. The Fund, the Adviser, and the Subadviser rely upon audited and unaudited reports and estimates prepared by or for the Portfolio Fund and any other information that they may receive from the Portfolio Fund, which may be subject to adjustment by the Portfolio Fund or its manager or administrator. The values assigned to the Fund's investments in Portfolio Funds may not represent amounts that would ultimately be realized, as such amounts depend on future circumstances and cannot be determined until the liquidation of the Fund's interest in the Portfolio Fund. The estimated value of the Fund's interests in Portfolio Funds may differ significantly from the value received upon liquidation. The Fund, the Adviser, and the Subadviser will not be able to confirm independently the accuracy of the valuations provided by the Portfolio Funds or their portfolio managers or administrators.

Portfolio Funds, or their administrator or portfolio managers, generally use an independent pricing source to value the funds' securities. Securities with no readily available market value are initially valued at cost, with subsequent adjustments to values, which reflect either meaningful third-party transactions in the private market, or fair value deemed appropriate by the Portfolio Fund or its portfolio manager or administrator. In such instances, consideration may also be given to the financial condition and operating results of the issuer, the amount that the Portfolio Funds can reasonably expect to realize upon the sale of the securities and other factors deemed relevant by the Portfolio Funds or its portfolio manager or administrator.

               Columbia Management Multi-Strategy Hedge Fund, LLC

Some of the Portfolio Funds may invest all or a portion of their assets in illiquid securities and may hold all or a portion of these investments separately from the rest of their portfolio. These separate baskets of illiquid securities may be subject to restrictions on liquidation that are more strict than the liquidity restrictions applicable to general interests in the Portfolio Fund. If the Fund liquidates its interests in such a Portfolio Fund, it may be required to maintain these illiquid securities for an extended period of time. The value of these baskets of illiquid securities may fluctuate significantly.

C.   SECURITY TRANSACTIONS

Purchases of investments in Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund and sales of Portfolio Funds are recorded as of the last day of legal ownership or participation. Purchases and sales of other securities are accounted for on the trade-date basis. Realized gains and losses are recorded at the time of disposition of the respective investment on an average cost basis.

D.   INCOME RECOGNITION

Interest income and expenses are recorded on the accrual basis. Realized gains and losses are calculated on the average cost basis.

E.   INCOME TAXES

The Fund is treated as a partnership for federal income tax purposes. No federal or state taxes have been provided on profits of the Fund since the members (the "Members") are individually required to report on their own tax return their distributive share of the Fund's taxable income or loss.

F.   CASH

At March 31, 2007, a total of $11,246,698 in cash was held on deposit at PFPC Trust Company, the Fund's custodian. Of that amount, $1,990,107 was held in a segregated account at PFPC Trust Company related to holdbacks on withdrawals from investors in the Fund.

G.   FUTURES

The Fund utilized futures contracts during the period ended March 31, 2007. The Fund's use of futures is primarily for tactical hedging purposes. Initial margin deposits of cash and securities are made upon entering into futures contracts. The contracts are marked to market monthly and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference

               Columbia Management Multi-Strategy Hedge Fund, LLC

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the schedule of investments or statement of assets and liabilities.

H.   OPTIONS CONTRACTS

An option gives the owner the right, but not the obligation, to buy or sell a specified item at a fixed price during a specified period for a nonrefundable fee (the "premium"). The maximum loss to the buyer is limited to the premium originally paid. The premiums paid for the purchase of these options are included in the statement of assets, liabilities and members' capital as an investment and subsequently marked-to-market to reflect the value of the options, with unrealized gains and losses included in the statement of operations.

As a writer of options, the Fund receives a premium and bears the risk of unfavorable changes in the prices of the securities or index instruments underlying the options. Premiums received from writing put and call options which have not expired are presented in the liabilities section of the statement of assets, liabilities and members' capital and subsequently adjusted to the current market value of the options written, but not less than zero. If the current market value of an option exceeds the premium received, the excess is recorded as an unrealized loss and, conversely, if the premium exceeds the current market value, the excess, to the extent of premium received, is recorded as an unrealized gain.

3.   MEMBERS' CAPITAL

As of the last day of each calendar month, the Fund allocates net profits or losses for that month to the capital accounts of all Members, in proportion to their respective opening capital account balances for such period (after taking into account any capital contributions deemed to be made as of the first day of such period).

Net profits or net losses for a given fiscal period are measured by the net change in the value of the Members' capital of the Fund, including any net change in unrealized appreciation or depreciation of investments, realized income, gains or losses and accrued expenses (including the

               Columbia Management Multi-Strategy Hedge Fund, LLC

3.   MEMBERS' CAPITAL (CONTINUED)

management fee paid by the Fund) over such fiscal period, before giving effect to any distributions and repurchases of Interests (or portions thereof) by the Fund as of the end of such period and any capital contributions made at the end of such period (such capital contributions being deemed to be made as of the next day).

The Board, from time to time and in their complete and exclusive discretion, may determine to repurchase interests from Members, including the Adviser, pursuant to written tenders by Members on such terms and conditions as the Board may determine. The Board offered to repurchase interests from Members at June 30, 2006 and December 31, 2006. The interests redeemed pursuant to such tenders are shown in the Statements of Changes in Members Capital.

Initial and additional applications for interests by eligible Members may be accepted at such times as the Adviser may determine. The Fund reserves the right to reject any application for interest in the Fund.

4.   INVESTMENTS IN PORTFOLIO FUNDS

The agreements related to investments in Portfolio Funds typically provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of net assets and performance/incentive fees or allocations of up to 20% of net profits earned. The Portfolio Funds generally provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment. Some Portfolio Funds may charge redemption fees. Such provisions may restrict the Fund's ability to respond to changing market conditions. None of the Portfolio Funds is expected to make distributions (e.g., dividend payments to investors).

For the year ended March 31, 2007, aggregate purchases and sales of Portfolio Funds amounted to $28,900,000, and $45,601,998, respectively.

5.   MANAGEMENT FEE

Pursuant to a management agreement between the Fund and Adviser, the Adviser is entitled to a management fee, paid monthly in arrears equal to an annual rate of 1.0% of the Members' ending monthly capital of the Fund before taking into consideration management fees. Pursuant to the terms of a subadvisory agreement between the Adviser and Subadviser, the Adviser pays a portion of the management fee that it receives from the Fund to the Subadviser. The Subadviser is also reimbursed by the Fund for out-of-pocket expenses incurred by the Subadviser related to the Fund, up to an annual limit of $25,000.

               Columbia Management Multi-Strategy Hedge Fund, LLC

6.   INCENTIVE ALLOCATION

An incentive allocation is calculated with respect to each Member on the last business day of a calendar year and upon repurchase of all or any portion of such Investor's Interest (an "Incentive Period"). An Incentive Period for each Member's Interest starts immediately following the preceding Incentive Period and ends on the first to occur of: (i) the next occurring last business day of a calendar year; (ii) the next repurchase of all or any portion of such Member's Interest; (iii) the withdrawal of the Adviser or Subadviser in connection with such party ceasing to serve as Adviser or Subadviser to the Fund; or (iv) the dissolution of the Fund. The aggregate incentive allocation (to the Special Members) for an Incentive Period equals 10% of the amount, if any, in excess of
(a) profit net of losses (after taking into account expenses, including the management fee paid by the Fund) allocated to each Member's capital account for such Incentive Period over (b) the greater of (i) the Member's Hurdle Rate Amount for that Incentive Period and (ii) the balance in the Member's Loss Carryforward as of the end of the prior Incentive Period.

A Member's "Loss Carryforward" for the initial Incentive Period is zero and for each Incentive Period thereafter is equal to the Member's Loss Carryforward as of the end of the immediately preceding Incentive Period, increased or decreased, but not below zero, by the positive or negative difference between the net losses over net profits allocated to the Member for the current Incentive Period. The "Hurdle Rate Amount" is the return a Member would receive if its Interest as of the beginning of that Incentive Period (adjusted appropriately for any additional contributions) earned a rate of return equal to the one-year U.S. Treasury note, as determined on the first day of each calendar quarter and reset on the first day of each calendar quarter. The Hurdle Rate Amount is not cumulative from Incentive Period to Incentive Period. The Hurdle Rate Amounts for June 30, 2006, September 30, 2006, December 31, 2006, and March 31, 2007 were 4.904%, 5.312%, 4.890%, and 5.002% per annum, respectively. On
June 30, 2006 and December 31, 2006, incentive allocations of $45,642 and $921,705 were realized, respectively. Additional capital of $441,076 would have been reallocable to the Special Members had the Members' measurement period for incentive allocation closed on March 31, 2007.

In the case of a repurchase of only a portion of an Interest other than on the last business day of the calendar year, the Member is treated as having two independent Interests in the Fund, one of which is being repurchased in its entirety. Allocations to the Investor and capital contributions made by the Member during the Incentive Period prior to such repurchase or distribution, and the Member's opening capital account balance and Loss Carryforward as of the beginning of such Incentive Period, will be allocated between the two Interests in proportion to the portion of the Member's Interest that is repurchased or distributed.

               Columbia Management Multi-Strategy Hedge Fund, LLC

7.   ADMINISTRATION AND REGULATORY ADMINISTRATION FEES

PFPC Trust Company (an affiliate of The PNC Financial Services Group) serves as custodian of the Fund's assets and provides custodial services for the Fund. PFPC Inc. ("PFPC") (also an affiliate of The PNC Financial Services Group) serves as administrator and accounting agent to the Fund and in that capacity provides certain accounting, record keeping, investor related services, and regulatory administrative services. The Fund pays a monthly fee to the custodian and the administrator based primarily upon month-end Members' capital, subject to a monthly minimum fee.

8.   RELATED PARTY TRANSACTIONS

Each manager who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual retainer of $6,000 plus a fee of $1,000 for each meeting attended. Any manager or officer who is an "interested person" does not receive any annual fee or other fees from the Fund. All managers are reimbursed by the Fund for reasonable out-of-pocket expenses.

Effective April 1, 2005, the Adviser provides a Chief Compliance Officer to the Fund at no cost to the Fund.

Investors who tendered interests in the Fund prior to the December 31, 2005 tender period were not paid interest on their contingent payment as stated on the tender offer documents. As a result, these investors were due interest from the Fund in the aggregate amount of $12,070 representing the unpaid interest amount due to investors from the date of the original tender payment through June 30, 2006. The Adviser reimbursed the Fund for unpaid interest paid to investors in the amount of $12,070, which activity is reflected in the statement of changes in members' capital for the year ended March 31, 2007.

9.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK,
     CONCENTRATIONS OF CREDIT RISK, AND OTHER RISKS

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. To the extent that the Fund's investment activity is limited to making investments in investment funds via limited partnership interests or limited liability company holdings, the Fund's risk of loss in these investment funds is generally limited to the value of these investments reported by the Fund. To date, the Fund had only invested in such limited partnership and limited liability company interests.

               Columbia Management Multi-Strategy Hedge Fund, LLC

9.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK,
     CONCENTRATIONS OF CREDIT RISK, AND OTHER RISKS (CONTINUED)

Because the Fund is a closed-end investment company, its Interests will not be redeemable at the option of Members and will not be exchangeable for interests of any other fund. Although the Board in its discretion may cause the Fund to offer from time to time to repurchase Interests at their members' capital account value, the Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any tender offer for Interests by the Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of the Fund's outstanding Interests. Because the Fund's investments in Portfolio Funds themselves have limited liquidity, the Fund may not be able to fund significant repurchases. Members whose Interests are accepted for repurchase also bear the risk that the Fund's members' capital may fluctuate significantly between the time that they submit their request for repurchase and the date of the repurchase.

There are a number of other risks to the Fund. Three principal types of risk that can adversely affect the Fund's investment approach are market risk, strategy risk, and manager risk. The Fund also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, illiquidity, lack of diversification, and other risks for the Fund and potentially for each Portfolio Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

10.  LITIGATION EVENT

The events described below have not directly impacted the Fund or had any material adverse effect on its financial position or results of operations.

On February 9, 2005, certain affiliates of the Adviser, including the former investment adviser to the Fund, entered into Assurances of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlements") and consented to the entry of cease-and-desist orders by the Securities and Exchange Commission ("SEC") (the "SEC Orders") in connection with matters relating to mutual fund trading. A copy of the SEC Orders is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlements is available as part of the Bank of America Corporation Form 8-K filing of February 10, 2005.

               Columbia Management Multi-Strategy Hedge Fund, LLC

10.  LITIGATION EVENT (CONTINUED)

In connection with the events that resulted in the NYAG Settlements and SEC Orders, various parties have filed suit against certain Columbia Funds (including former Nations Funds), the Trustees of the Columbia Funds, FleetBoston Financial Corporation (the former parent of the Adviser) and certain of its affiliated entities and/or Bank of America Corporation and certain of its affiliated entities. More than 300 cases, including those filed against entities unaffiliated with the Columbia Funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities, have been transferred to a multi-district proceeding in the Federal District Court in Maryland for consolidated or coordinated pretrial proceedings. The parties have reached settlements or settlements in principle with respect to the claims in the proceeding concerning the Columbia Funds. All such settlements are subject to court approval. Certain other actions against certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities, alleging among other things excessive fees and inappropriate use of fund assets for distribution and other improper purposes, have been consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES Litigation on March 2, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On May 11, 2007, the District Court entered a preliminary approval order which granted preliminary approval of the settlement. A final settlement hearing, at which the District Court will determine whether the proposed settlement should be finally approved and the action dismissed on the merits with prejudice, is scheduled for September 18, 2007. The terms of the settlement, if finally approved, will require payments by one or more affiliates of the Adviser, including payment of plaintiffs' attorneys' fees and notice to class members. In the event that the settlement is not finally approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such appeal on any fund.

               Columbia Management Multi-Strategy Hedge Fund, LLC

11.  NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than- not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than- not to be sustained as of the adoption date. As of March 31, 2007, the Fund does not expect the impact of the adoption of FIN 48 will be material to the financial statements.

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
STATEMENT ON FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the Statement of Changes in Investors' Capital for a fiscal period.

12.  SUBSEQUENT EVENTS

Subsequent to March 31, 2007, the Fund received additional capital contributions of $12,646,415.






The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-786-9977; and (ii) on the Commission's website at http://www.sec.gov

               Columbia Management Multi-Strategy Hedge Fund, LLC

                           Fund Governance (unaudited)


The identity of the Managers and executive officers of the Fund and brief biographical information regarding each Manager and officer during the past five years is set forth below.

                                                                                   NUMBER OF
                                                                                   FUNDS IN
                                      TERM OF                                      FUND
                         POSITION     OFFICE AND                                   COMPLEX
NAME, ADDRESS AND YEAR   HELD WITH    LENGTH OF     PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS HELD BY
OF BIRTH                 THE FUND     TIME SERVED   DURING THE PAST FIVE YEARS     BY MANAGER   MANAGER

--------------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT MANAGERS
--------------------------------------------------------------------------------------------------------------------------------

Thomas W. Brock          Manager      Indefinite    Chief Executive Officer,       2            Liberty All-Star Equity
c/o BACAP Alternative                 term;         Stone Harbor Investment                     Fund and Liberty All-Star
Multi-Strategy Fund,                  Director      Partners (investment firm)                  Growth Fund, Inc.
LLC                                   since 2004    from April 2006; formerly,                  (registered investment
40 West 57th Street                                 Adjunct Professor, Columbia                 companies)
New York, NY 10019                                  University Graduate School
(Born 1947)                                         of Business from September
                                                    1998 to April 2006;
                                                    Chairman, CEO, Salomon
                                                    Brothers Asset Management,
                                                    Inc. from 1993 to 1998).

Alan Brott               Manager      Indefinite    Consultant, since October      2            None
c/o BACAP Alternative                 term;         1991; Associate Professor,
Multi-Strategy Fund,                  Director      Columbia University Graduate
LLC                                   since 2004    School of Business, since
40 West 57th Street                                 2000.
New York, NY 10019
(Born 1942)

Thomas G. Yellin         Manager      Indefinite    President, The Documentary     2            None
c/o BACAP Alternative                 term;         Group since December 2002;
Multi-Strategy Fund,                  Director      Executive Producer, ABC News
LLC                                   since 2004    from August 1989 to December
40 West 57th Street                                 2002.
New York, NY 10019
(Born 1954)

               Columbia Management Multi-Strategy Hedge Fund, LLC

                           Fund Governance (unaudited)


                                                                                   NUMBER OF
                                                                                   FUNDS IN
                                      TERM OF                                      FUND
                         POSITION     OFFICE AND                                   COMPLEX
NAME, ADDRESS AND YEAR   HELD WITH    LENGTH OF     PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS HELD BY
OF BIRTH                 THE FUND     TIME SERVED   DURING THE PAST FIVE YEARS     BY MANAGER   MANAGER

--------------------------------------------------------------------------------------------------------------------------------
                                                          OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

Daniel S. McNamara       President    1 year        Executive Vice President,      N/A          N/A
40 West 57th Street                   term;         Banc of America Investment
New York, NY 10019                    President     Advisors, Inc. since 2006;
(Born 1966)                           since 2006    Managing Director, Banc of
                                                    America Investment Advisors,
                                                    Inc., Alternative Investment
                                                    Group since 2005; Managing
                                                    Director, Bank of America
                                                    Investment Advisors, Inc.,
                                                    consulting Services Group
                                                    and Investment Strategies
                                                    Group from 2001 to 2005;
                                                    Director, First Union
                                                    Securities, Consulting
                                                    Services Group from 2000 to
                                                    2001.

David Hohmann            Treasurer    1 year        Director, Alternative          N/A          N/A
100 Federal Street       and Senior   term;         Investment Group Funds'
Boston, MA  02110        Vice         Treasurer     Operations and
(Born 1967)              President    since 2005    Administration, Banc of
                                                    America Investment Advisors,
                                                    Inc. since April 2004;
                                                    Division Controller of
                                                    FleetBoston's Principal
                                                    Investing Group, March 1999
                                                    to March 2004.

James R. Bordewick, Jr.  Secretary,   1 year        Associate General Counsel,     N/A          N/A
One Financial Center     Senior       term; since   Bank of America since April
Boston, MA  02111        Vice         2006          2005; Senior Vice President
(Born 1959)              President                  and Associate General
                         and Chief                  Counsel, MFS Investment
                         Legal                      Management (investment
                         Officer                    management) prior to April
                                                    2005.

Alpesh Rathod            Chief        1 year        GWIM Compliance Executive,     N/A          N/A
40 West 57th Street      Compliance   term; since   Compliance Risk Management,
New York, NY 10019       Officer      2007          Bank of America since  March
(Born 1971)              and Senior                 2005; Vice President, Senior
                         Vice                       Compliance Manager,
                         President                  Compliance Risk Management,
                                                    September 2004 to March
                                                    2005; Vice President /
                                                    Director of Investment
                                                    Adviser Compliance,
                                                    U.S>.Trust, July 2002 to
                                                    September 2004. Prior to
                                                    2002, Principal
                                                    Consultant/Senior Manager,
                                                    Regulatory Compliance
                                                    Consulting Group,
                                                    PricewaterhouseCoopers..

               Columbia Management Multi-Strategy Hedge Fund, LLC

                           Fund Governance (unaudited)


                                                                                   NUMBER OF
                                                                                   FUNDS IN
                                      TERM OF                                      FUND
                         POSITION     OFFICE AND                                   COMPLEX
NAME, ADDRESS AND YEAR   HELD WITH    LENGTH OF     PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS HELD BY
OF BIRTH                 THE FUND     TIME SERVED   DURING THE PAST FIVE YEARS     BY MANAGER   MANAGER

--------------------------------------------------------------------------------------------------------------------------------
                                                          OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

Nicole Quinn             Vice         1 year        Managing Director,             N/A          N/A
100 Federal Street       President    term; Vice    Marketing, Product
Boston, MA 02110                      President     Management and Product
(Born 1971)                           since 2006    Development, Alternative
                                                    Investment Group, Bank of
                                                    America since June 2006;
                                                    Managing Director, Product
                                                    Management Consulting
                                                    Services Group, Bank of
                                                    America, January 2002 to
                                                    June 2006; Prior to January
                                                    2002, Director of
                                                    Northeast, Consulting
                                                    Services Group, First Union
                                                    Securities.















The Statement of Additional Information contains additional information about the Board of Directors and is available, without charge, upon request, by contacting the Fund toll free at (888) 786-9977.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Alan Brott is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a)  AUDIT FEES

     The aggregate fees billed for the fiscal years ended March 31, 2006 and March 31, 2007 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $60,000 and $63,750, respectively.

     (b)  AUDIT-RELATED FEES

     The aggregate fees billed for the fiscal years ended March 31, 2006 and March 31, 2007 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
     (a) of this Item are $4,800 and $5,200, respectively. Audit-related fees include certain agreed-upon procedures performed for semi-annual shareholder reports and technical research on accounting and disclosure matters.

     During the fiscal years ended March 31, 2006 and March 31, 2007, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

     (c)  TAX FEES

     The aggregate fees billed for the fiscal years ended March 31, 2006 and March 31, 2007 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $73,800 and $70,800 respectively.

     During the fiscal years ended March 31, 2006 and March 31, 2007, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

     (d)  ALL OTHER FEES

     The aggregate fees billed for the fiscal years ended March 31, 2006 and March 31, 2007 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

     During the fiscal years ended March 31, 2006 and March 31, 2007, there were no All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for an engagement that relates directly to the operations and financial reporting of the registrant.

     (e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

          The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent accountants to provide audit and permissible non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant ("Adviser Affiliates"), if the engagement
     relates   directly  to  the  operations  or  financial   reporting  of  the
     registrant.

          The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively "Fund Services"); (ii) non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of the registrant (collectively "Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the "de minimis" requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

          Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

          The Policy requires the Fund Treasurer or his or her designee to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform. The Fund Treasurer or his or her designee must update the fee amounts to the extent necessary at each of the regularly scheduled meetings of the Audit Committee.


(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
       (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years ended March 31, 2007 and March 31, 2006 was zero.

(f)  Not applicable.

(g) During the fiscal years ended March 31, 2006 and March 31, 2007, respectively, aggregate non-audit fees of approximately $25.1 Million and $27.3 Million were billed by the registrant's principal accountant to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) The registrant's audit committee considered whether the provision of non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The   registrant   has   delegated  to  Grosvenor   Capital   Management,   L.P.
("Grosvenor"), its sub-adviser, the responsibility to vote proxies relating to portfolio securities.

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires an SEC-registered investment adviser like Grosvenor to implement proxy voting policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients. Pursuant to that rule, Grosvenor has adopted Proxy Voting Policies and Procedures (the "Proxy Policies") that have been designed to ensure that Grosvenor votes proxies in the best interests of the various investment management accounts that Grosvenor manages (each, a "GROSVENOR-MANAGED ACCOUNT").

WHEN GROSVENOR IS REQUESTED TO RESPOND TO PROXY REQUESTS

Each Grosvenor-Managed Account is either: (i) a "fund of funds" that invests in underlying investment funds ("PORTFOLIO FUNDS") but does not invest directly in securities of operating companies except on a limited basis or (ii) a "feeder" fund that invests in such a "fund of funds."

As a result, the most common scenario in which Grosvenor is requested to respond to proxy requests relating to securities held by one or more Grosvenor-Managed Accounts is where Grosvenor is requested to vote limited partnership interests, limited liability company interests, shares or similar equity interests in Portfolio Funds in which one or more Grosvenor-Managed Accounts invest. In rare cases, Grosvenor is requested to vote on matters relating to investments in operating companies.

For purposes of convenience, each request to vote a security held by a Grosvenor-Managed Account is referred to as a "PROXY REQUEST."

MATERIAL PROPOSALS AND IMMATERIAL PROPOSALS

Grosvenor divides Proxy Requests into two general categories, those relating to "Immaterial Proposals" and those relating to "Material Proposals."

An "IMMATERIAL PROPOSAL" is a proposal that, if adopted, WOULD NOT, in the reasonable judgment of the Grosvenor Compliance Officer responsible for reviewing the proposal, either: (a) be reasonably likely to have a material adverse effect on the relevant Grosvenor-Managed Account(s) (E.G., a proposal to approve a change in the name of a Portfolio Fund, to approve a Portfolio Fund's previous year's audited financial statements, to approve a Portfolio Fund's appointment of independent auditors, to elect new directors of a Portfolio
Fund); or (b) materially adversely change the terms on which future investments may be made by one or more Grosvenor-Managed Accounts. A proposal that, if adopted, would change any one or more terms in a manner that is favorable, or not materially adverse, to existing or future investors is considered an "Immaterial Proposal."

A "MATERIAL PROPOSAL" is a proposal that, if adopted, WOULD, in the reasonable judgment of the Grosvenor Compliance Officer responsible for reviewing such proposal, either: (a) be reasonably likely to have a material adverse effect on the relevant Grosvenor-Managed Account(s); or (b) materially adversely change the terms on which future investments may be made by one or more Grosvenor-Managed Accounts.

DETERMINING WHAT ACTION SHOULD BE TAKEN WITH RESPECT TO A PROXY REQUEST

It is Grosvenor's  policy to act on each Proxy Request relating to an Immaterial
Proposal  in  accordance  with  such  request  (unless  Grosvenor's   Operations
Committee determines otherwise).

Except as provided in the following two paragraphs and as discussed below under "MANAGING CONFLICTS OF INTEREST," it is Grosvenor's general policy to act on each Proxy Request relating to a Material Proposal in accordance with the recommendation of the Grosvenor employee who has primary investment authority with respect to the securities in question (the "PRIMARY INVESTMENT PRINCIPAL"), as long as such action would be consistent with the investment objective(s), policies and restrictions of the relevant Grosvenor-Managed Accounts.

Grosvenor's Operations Committee, after due consideration, may authorize a favorable action on a Material Proposal even though favorable action on such proposal would not be consistent the investment objective(s), policies and restrictions of the relevant Grosvenor-Managed Accounts, upon such terms and subject to such conditions as the Operations Committee may determine to be appropriate under the circumstances.

Any member of Grosvenor's Investment Committee may object to the recommendation of a Primary Investment Principal in response to a Proxy Request. In the case of any such objection, the matter shall be referred to the Investment Committee, whose decision shall be final and conclusive; provided, however, that the Chief Executive Officer or the Operations Committee may veto any action proposed to be taken by a Primary Investment Principal or by the Investment Committee in response to a Proxy Request.

FACTORS CONSIDERED IN DETERMINING WHAT ACTION SHOULD BE TAKEN IN RESPONSE TO A PROXY REQUEST

Grosvenor expects that Proxy Requests frequently will request Grosvenor to approve measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question ("ADVERSE MEASURES"). For example, it is anticipated that Proxy Requests frequently will request Grosvenor to approve increased fees and/or less favorable liquidity provisions relating to Portfolio Funds in which the Grosvenor-Managed Accounts invest.

Nevertheless, it is expected that a Primary Investment Principal ordinarily will recommend favorable action on Proxy Requests that propose Adverse Measures as long as such Primary Investment Principal reasonably believes that continuing to hold the relevant security has a reasonable probability of conferring benefits on the relevant Grosvenor-Managed Account(s) (e.g., continued access to a high-quality Investment Manager) that outweigh the adverse affect(s) of such Adverse Measure, considered over the anticipated holding period of such security in the hands of the relevant Grosvenor-Managed Account(s).

MANAGING CONFLICTS OF INTEREST

In furtherance of Grosvenor's goal to take action on all Proxy Requests in a manner that best serves the interests of the affected Grosvenor-Managed Accounts, Grosvenor will not implement any decision to respond to a Proxy Request in a particular manner unless and until a Grosvenor Compliance Officer has implemented certain procedures to: (i) identify whether Grosvenor is subject to a conflict of interest in taking action in response to such Proxy Request;
(ii) assess the materiality of such a conflict; and (iii) address a material conflict in a manner designed to serve the best interests of the affected
Grosvenor-Managed Account(s). A conflict of interest ordinarily will be considered material if it can reasonably be argued that Grosvenor (or certain of its related persons) has an incentive to respond to the Proxy Request in a manner designed to benefit Grosvenor (or any such related person) rather than the affected Grosvenor-Managed Account(s) (even if there is no ostensible detriment to the affected Grosvenor-Managed Account(s) from responding to such request in that manner). All materiality determinations are based on an assessment of the particular facts and circumstances.

If the Grosvenor Compliance Officer determines that Grosvenor (or a related person) is subject to a conflict of interest in taking action in response to a Proxy Request but that such conflict is not material, he or she shall issue an instruction to take action in response to such Proxy Request as provided above under "DETERMINING WHAT ACTION SHOULD BE TAKEN WITH RESPECT TO A PROXY REQUEST."

If the Grosvenor Compliance Officer determines that Grosvenor (or a related person) is subject to a material conflict of interest in taking action in response to a Proxy Request, he or she shall, in consultation with such other Grosvenor personnel as he or she determines to be appropriate under the circumstances, determine how to address such conflict. In determining how to address a material conflict of interest, the Grosvenor Compliance Officer may consider the following potential solutions, as well as any other solutions he or she wishes to consider:

o disclosing the conflict of interest to the participant(s) in the relevant Grosvenor-Managed Account(s) and obtaining their consent (in accordance with the governing documents of such Account) to act on the Proxy Request as provided above under "DETERMINING WHAT ACTION SHOULD BE TAKEN WITH RESPECT TO A PROXY REQUEST."

o engaging an independent third party to recommend a response to the Proxy Request.

The Grosvenor Compliance Officer shall not issue an instruction to take action in response to the Proxy Request without first determining that such action is in the best interests of the affected Grosvenor-Managed Account(s).


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

GROSVENOR CAPITAL MANAGEMENT, L.P. ("GROSVENOR")

     MANAGEMENT.  The  Fund's  assets are  managed  pursuant  to a  Sub-Advisory
Agreement  by  Grosvenor  Capital  Management,  L.P.  ("Grosvenor").   Grosvenor
maintains an Investment Committee that is responsible for, among other things:

     o determining the investment objectives and constraints for each investment fund or account that is managed or advised by Grosvenor (each, a "Grosvenor-Managed Account"). In the case of the Fund, these investment objectives and constraints are subject to approval by the Fund's Board of Directors.

     o identifying, evaluating and approving (or disapproving) the investment strategies in which the Grosvenor-Managed Accounts, including the Fund, may invest.

     o identifying, evaluating and approving (or disapproving) third-party investment management firms ("Investment Managers") that employ investment strategies that have been approved by the Investment Committee.

     o    monitoring investment strategies and Investment Managers.

     Grosvenor's Chief Executive Officer is responsible for assigning one or more senior level investment professionals (each, an "Investment Principal") to each Grosvenor-Managed Account, including the Fund, whose function is to construct a portfolio for such Grosvenor-Managed Account by using investment strategies and Investment Managers that have been approved by the Investment Committee (subject to the investment objectives and constraints of such Grosvenor-Managed Account).

     Grosvenor's Investment Committee is currently comprised of David B. Small, David S. Richter, and Brian A. Wolf. Michael J. Sacks, Grosvenor's Chief Executive Officer, is not a member of the Investment Committee, but has veto power over the decisions of the Investment Committee and approves the allocations to Investment Managers by the Grosvenor-Managed Accounts.

     The Investment Committee has assigned David B. Small, David S. Richter and Brian A. Wolf as the Investment Principals for the Fund.

MICHAEL J. SACKS, MANAGING DIRECTOR, CHIEF EXECUTIVE OFFICER
Mr. Sacks, born 1962, joined Grosvenor in 1990 and, for the past 5+ years, has served as Grosvenor's Chief Executive Officer. In addition to his management responsibilities, Mr. Sacks is a non-voting member of Grosvenor's Investment Committee with a formal veto right over the committee's operations. From 1988 through 1990, Mr. Sacks was associated with Harris Associates, L.P. Mr. Sacks received a B.A. in Economics from Tulane University in 1984 and two degrees from Northwestern University in 1988: an M.B.A. from the J.L. Kellogg Graduate School of Management and a J.D. from the School of Law. He is a member of the Illinois Bar.

DAVID B. SMALL, MANAGING DIRECTOR, CHAIRMAN OF THE INVESTMENT COMMITTEE
Mr. Small, born 1956, joined Grosvenor in 1994 and, since January 1, 2005, has served as Chairman of Grosvenor's Investment Committee. He shares responsibility for portfolio management as well as for the evaluation, selection and monitoring of various investment strategies and managers. Prior to joining Grosvenor, Mr. Small was a consultant to Grosvenor and the founder and, from 1987 through 1993, Chief Executive Officer and Chief Financial Engineer of David Bruce & Co., a software firm specializing in the development of risk management systems for derivatives trading firms. From 1979 to 1982, Mr. Small was associated with Philadelphia Insurance Research Group. He received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1978 and an M.B.A. in Finance/Econometrics from the University of Chicago's Graduate School of Business in 1985.

BRIAN A. WOLF, MANAGING DIRECTOR, INVESTMENTS
Mr. Wolf, born 1970, joined Grosvenor in 1995. Mr. Wolf became a formal member of Grosvenor's Investment Committee on January 1, 2005 and shares responsibility for portfolio management as well as for the evaluation, selection and monitoring of various investment strategies and managers. From 1993 to 1995, he was an analyst and trader for M&M Financial, a Chicago-based money management firm. He received a B.S. SUMMA CUM LAUDE in Finance from Bradley University in 1992 and an M.B.A. MAGNA CUM LAUDE from the University of Notre Dame in 1993. Mr. Wolf is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. Mr. Wolf is the author of a chapter on hedged equity funds contained in Kenneth S. Phillips and Ronald J. Surz. eds., HEDGE FUNDS: DEFINITIVE STRATEGIES AND TECHNIQUES (New York: John Wiley & Sons, Inc., 2003).

DAVID S. RICHTER, MANAGING DIRECTOR, INVESTMENTS
Mr. Richter, born 1961, has been associated with Grosvenor since 1994 and joined Grosvenor on a full-time basis in 2003. Mr. Richter became a formal member of Grosvenor's Investment Committee on January 1, 2005 and shares responsibility for portfolio management as well as for the evaluation, selection and monitoring of various investment strategies and managers. From 1994 to 2003, he was the founder and Managing Partner of a Chicago-based U.S. long-short equity hedge fund. Previously, Mr. Richter was a vice-president of JMB Realty Corporation from 1988 to 1994 in the corporate acquisitions group. Prior to 1988, Mr. Richter was a manager of KPMG Peat Marwick. Mr. Richter graduated with a B.S. degree SUMMA CUM LAUDE in Accounting from the University of Illinois in 1983. Mr. Richter is a Certified Public Accountant and received a national Elijah Watt Sells award from the American Institute of Certified Public Accountants for his scores on the Uniform CPA Examination.

     OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the Investment Committee as of March 31, 2007:

                                                                               NUMBER OF
                                                                            ACCOUNTS MANAGED       ASSETS MANAGED FOR
                                      NUMBER OF                            FOR WHICH ADVISORY      WHICH ADVISORY FEE
                                       ACCOUNTS        TOTAL ASSETS       FEE IS PERFORMANCE-       IS PERFORMANCE-
TYPE OF ACCOUNT                       MANAGED(1)          MANAGED               BASED(2)                BASED(3)
----------------------------------  ---------------  ------------------  -----------------------  ---------------------
DAVID B. SMALL
Registered Investment Companies             1               173.7 M                  1                     173.7 M
Other pooled investment vehicles           25            18.4 Billion                15                  4.2 Billion
Other accounts                              1               633.6 M                  2                     633.6 M


 BRIAN A. WOLF
 Registered Investment Companies            1               173.7 M                  1                     173.7 M
 Other pooled investment vehicles          32            20.2 Billion                17                  4.4 Billion
 Other accounts                             1               633.6 M                  1                     633.6 M

 DAVID S. RICHTER
 Registered Investment Companies            1               173.7 M                  1                     173.7 M
 Other pooled investment vehicles          34          20.3 Billion                  18                  4.5 Billion
 Other accounts                             1               633.6 M                  1                     633.6 M

 MICHAEL J. SACKS
 Registered Investment Companies            1               173.7 M                  1                     173.7 M
 Other pooled investment vehicles          34          20.3 Billion                  18                  4.5 Billion
 Other accounts                             1               633.6 M                  1                     633.6 M


(1) For purposes of this column, "master-feeder" structures, which may include multiple "feeder" funds, are counted as one account.
(2) For purposes of this column, "feeders" into a "master fund" are counted as individual accounts where they have performance-based fees.
(3) Total AUM for each account is included. Note, however, that in some accounts, some investors may not be subject to performance-based fees.

     COMPENSATION STRUCTURE. Mr. Sacks and the members of the Investment Committee each receive a fixed base salary as well as an annual bonus based upon the success of the firm. In addition, each holds an equity participation, which entitles him to distributions. Compensation is not based upon the performance or net asset value of the Fund or any of the other accounts managed by the Investment Committee.

     OWNERSHIP BY PORTFOLIO MANAGERS. As of March 31, 2007, none of the individuals at Grosvenor responsible for the day-to-day investment management of the Fund owns any interests in the Fund.

     CONFLICTS OF INTEREST. Grosvenor is subject to significant conflicts of interest in managing the business and affairs of the Fund and the other Grosvenor-Managed Accounts and in making investment decisions for them. Such conflicts could affect Grosvenor's objectivity and the performance of the Grosvenor-Managed Accounts, including the Fund. Grosvenor has fiduciary duties to the Grosvenor-Managed Accounts to act in good faith and with fairness in all its dealings with them, and will take such duties into account in dealing with all actual and potential conflicts of interest.

     Grosvenor and its related persons are currently involved in, and may in the future become involved in, other business ventures, including: (i) investing in, entering into fee-, revenue- or profit sharing agreements with, operating and/or managing other investment management or investment advisory firms; and (ii) managing and/or administering investment funds and accounts in addition to existing Grosvenor-Managed Accounts. The Grosvenor-Managed Accounts will not share in the risks or rewards of such other ventures. Further, such other ventures will both compete with the Grosvenor-Managed Accounts for the time and attention of Grosvenor and its related persons and potentially create additional conflicts of interest or raise other special considerations. Grosvenor and its related persons, in investing and trading for accounts (including their proprietary accounts) other than the Fund, may make use of information obtained by them in the course of investing for the Fund. Grosvenor and its related persons will have no obligation to compensate the Fund in any respect for their receipt of such information or to account to the Fund for any profits earned from their use of such information.

     Grosvenor and its related persons currently manage or advise numerous Grosvenor-Managed Accounts in addition to the Fund, and expect to manage or advise additional Grosvenor-Managed Accounts in the future. Certain of the Grosvenor-Managed Accounts have or will have investment objectives that are identical or substantially similar to those of the Fund. It is not anticipated, however, that the Fund and other Grosvenor-Managed Accounts having identical or substantially similar investment objectives will have identical or substantially similar investment portfolios. Differing investment portfolios can be expected to result from several factors, including, without limitation, the following:

          o different investment decisions made by the different Grosvenor portfolio managers assigned to the different Grosvenor-Managed Accounts;

          o    regulatory   and/or  tax  restrictions   that  apply  to  certain
               Grosvenor-Managed Accounts but not to others;

          o investment constraints imposed by the Investment Managers of Portfolio Funds on certain Grosvenor-Managed Accounts but not on others;

          o the availability of particular Portfolio Funds for investment by Grosvenor-Managed Accounts at certain times but not at others;

          o different risk/return characteristics (notwithstanding that such Grosvenor-Managed Accounts generally have similar investment objectives);

          o    client-imposed portfolio management restrictions; and

          o    the  amount  of  cash   available  for  investment  by  different
               Grosvenor-Managed Accounts at certain times.

     As a result of factors such as these, the Fund may have a different investment portfolio (and, as a result, different performance results) from other Grosvenor-Managed Accounts even though the Fund and such other Grosvenor-Managed Accounts have identical or substantially similar investment objectives.

     The Fund and other Grosvenor-Managed Accounts may be managed by different Grosvenor portfolio managers even though the Fund and such other Grosvenor-Managed Accounts have identical or substantially similar investment objectives. Grosvenor's portfolio managers are authorized to invest the assets of the Grosvenor-Managed Accounts for which they have investment responsibility in a wide range of underlying Portfolio Funds. As a result, it is expected that the Fund and other Grosvenor-Managed Accounts will have different investment portfolios resulting from different investment decisions made by their respective Grosvenor portfolio managers, even if they have identical or substantially similar investment objectives. Further, the factors described above are likely to result in different portfolios for Grosvenor-Managed Accounts that are managed by the same Grosvenor portfolio managers, even though such Grosvenor-Managed Accounts have identical or substantially similar investment objectives.

     Regulatory and/or tax restrictions may prohibit the Fund from participating in investment opportunities that are available to one or more other Grosvenor-Managed Accounts. Similarly, the Investment Managers of the Portfolio Funds in which the Fund wishes to invest may impose investment restrictions on the Fund but not on other Grosvenor-Managed Accounts. Such restrictions could render the Fund ineligible to invest, in whole or in part, in a Portfolio Fund in which one or more other Grosvenor-Managed Accounts are free to invest, to the possible detriment of the Fund.

     Grosvenor, its related persons and one or more Grosvenor-Managed Accounts may place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by one or more other Grosvenor-Managed Accounts, including the Fund. Without limiting the generality of the foregoing, Grosvenor, its related persons and one or more Grosvenor-Managed Accounts may invest in, or withdraw investments from, a Portfolio Fund in which the Fund and/or one or more other Grosvenor-Managed Accounts are invested, from which they are withdrawing their investments or in which they are not invested.

     In certain instances, Grosvenor may be required to allocate limited investment opportunities in Portfolio Funds among Grosvenor, its related persons, the Fund and other Grosvenor-Managed Accounts. Grosvenor has developed policies and procedures for allocating limited investment opportunities in a manner that it believes to be equitable to all Grosvenor-Managed Accounts.

     Grosvenor, its related persons and one or more Grosvenor-Managed Accounts that place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by the Fund and/or one or more other Grosvenor-Managed Accounts may do so on terms (including terms relating to fees and liquidity) that are more advantageous than those applicable to the investments made by the Fund and/or such other Grosvenor-Managed Account(s) with such Investment Manager. To the extent that Grosvenor or its related persons invest with a given Investment Manager on terms that are more advantageous than those on which the Fund and/or one or more other Grosvenor-Managed Accounts invest with such Investment Manager, Grosvenor and its related persons may have an incentive to maintain or increase the investment by the Fund and such other Grosvenor-Managed Accounts with such Investment Manager in order to obtain and/or maintain such advantageous terms for the benefit of Grosvenor and its related persons.

     Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Portfolio Funds (including
Non-Advised Funds, as described below), at times when investments in such Portfolio Funds are not appropriate for the Fund or other Grosvenor-Managed Accounts. If Grosvenor should subsequently determine, in accordance with its then-current criteria applicable to the selection of Portfolio Funds for the Grosvenor-Managed Accounts, that such a Portfolio Fund is an appropriate investment for the Grosvenor-Managed Accounts, Grosvenor and its related persons will not be required to restructure the terms on which they invest in such Portfolio Fund in order to make investments in such Portfolio Fund available to the Fund if, for regulatory or other reasons, the Fund is (or, in Grosvenor's reasonable determination, may be) precluded from investing in such Portfolio Fund in the absence of such restructuring.

     Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in certain investment funds that are administered, but not advised, by Grosvenor (the "NON-ADVISED FUNDS") and from which they receive administrative or similar fees. In many cases, such investments may be made at times when investments in the Non-Advised Funds are not appropriate for Grosvenor-Managed Accounts. If Grosvenor should subsequently determine, in accordance with its then-current criteria applicable to the selection of Portfolio Funds for the Grosvenor-Managed Accounts, that such a Non-Advised Fund is an appropriate investment for the Grosvenor-Managed Accounts, Grosvenor may cause the Fund and/or one or more other Grosvenor-Managed Accounts to invest in such Non-Advised Fund even though Grosvenor continues to receive administrative or similar fees from such Non-Advised Fund. Moreover, Grosvenor will not be required to reduce, eliminate or restructure the administrative or similar fees it receives from such Non-Advised Fund in order to make investments in such Non-Advised Fund available to the Fund if, for regulatory or other reasons, the Fund is (or, in Grosvenor's reasonable determination, may be) precluded from investing in such Non-Advised Fund in the absence of such fee reduction, elimination or restructuring.

     A Grosvenor portfolio manager might have an incentive to favor one or more Grosvenor-Managed Accounts over the Fund (for example, with regard to the selection of Portfolio Funds for those Grosvenor-Managed Accounts or the allocation of investment opportunities in Portfolio Funds that have limited investment capacity), because the "favored" Grosvenor-Managed Accounts might pay Grosvenor more for its services than the Fund or other Grosvenor-Managed Accounts that invest in the Fund. Similarly, a Grosvenor portfolio manager may have an incentive to favor one or more Grosvenor-Managed Accounts over the Fund if such portfolio manager has a personal investment in such "favored" Grosvenor-Managed Accounts. No assurance can be given that (i) the Fund will participate in all investment opportunities in which other client or proprietary accounts of Grosvenor and its related persons participate, (ii) particular investment opportunities allocated to client or proprietary accounts of Grosvenor and its related persons other than the Fund will not outperform investment opportunities allocated to the Fund, or (iii) the Fund, on the one hand, and other similarly-situated client and proprietary accounts of Grosvenor and its related persons, on the other hand, will receive equal or similar treatment.

     Different participants in the same Grosvenor-Managed Account (including the
Fund), as well as certain other persons (including persons who may have a direct or indirect interest in Grosvenor and persons who were previously, but who are not currently, associated with Grosvenor), receive reporting packages from Grosvenor that differ in form, substance, timing and/or frequency. In particular, certain reporting packages may include information relating to Portfolio Funds in which the Grosvenor-Managed Accounts, including the Fund, invest (or in which they are contemplating an investment). Grosvenor ordinarily does not place restrictions on a recipient's use of such information, and a recipient could use such information to invest directly in Portfolio Funds in which the Grosvenor-Managed Accounts, including the Fund, invest (or in which they are contemplating an investment), potentially in competition with the Grosvenor-Managed Accounts, including the Fund.

     Certain of the Portfolio Funds in which the Fund invests may hold notes or other securities issued from time to time by Grosvenor, and Grosvenor may be aware that such Portfolio Funds do so. Grosvenor does not believe, however, that either of the foregoing circumstances will in any respect influence Grosvenor's selection of Portfolio Funds.

     The Investment Managers are likely to be subject to many of the same types of conflict of interest to which Grosvenor is subject. For example, the Investment Managers may be involved in other business ventures, including the management and/or administration of other investment funds and accounts whose investment objectives are identical or substantially similar to those of the Portfolio Funds. Neither the Fund nor the Fund will share in the risks or rewards of such other ventures. In addition, such other ventures will compete with the relevant Portfolio Funds for the time and attention of the relevant Investment Managers, and might create additional conflicts of interest or raise other special considerations.

     The Investment Managers have responsibility for investing the funds allocated to them. The Investment Managers also manage other accounts (including other accounts in which they may have an interest) and may have financial and other incentives to favor such accounts over the Portfolio Funds in which the Fund invests. In investing on behalf of other clients, as well as the Portfolio Funds in which the Fund invests, the Investment Managers must allocate their resources, as well as limited market opportunities. Doing so could increase the level of competition for the same trades that otherwise might be made for the Portfolio Funds in which the Fund invests, including the priorities of order entry, as well as make it difficult or impossible to take or liquidate a particular position at a price indicated by an Investment Manager's strategy.

     In addition, in connection with investing and trading for other accounts, including their proprietary accounts, the Investment Managers may make use of information obtained by them in the course of investing and trading for the Portfolio Funds. They will have no obligation to compensate the Portfolio Funds in any respect for their receipt of such information or to account to any such Portfolio Fund for any profits earned from their use of such information.

     The Investment Managers and their principals, in managing investment accounts other than the Portfolio Funds, may employ trading methods, policies and strategies which differ from those which they employ on behalf of such Portfolio Funds. Therefore, the results of the Fund's investments in such Portfolio Funds may differ from the results of other accounts managed by such Investment Managers.

     The Investment Managers value the illiquid, longer-term investments held by their Portfolio Funds in a variety of different ways, and have considerable discretion in doing so. The Investment Managers have a conflict of interest in arriving at such valuations, which affect both the performance of their Portfolio Funds and the advisory compensation received by the Investment Managers.

     The Investment Managers have a conflict of interest in allocating capital to longer-term and/or illiquid investments. While such positions may hold significant profit potential (and, therefore, the potential to generate substantial incentive compensation), they can create material valuation and illiquidity risks for investors. In addition, performance fees may be calculated separately in respect of certain longer-term and/or illiquid investments irrespective of the overall performance of a Portfolio Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b)  under  the  1940  Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Columbia Management Multi-Strategy Hedge Fund, LLC
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Daniel S. Mcnamara
                         -------------------------------------------------------
                           Daniel S. McNamara, President
                           (principal executive officer)

Date              June 7, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Daniel S. Mcnamara
                         -------------------------------------------------------
                            Daniel S. McNamara, President
                            (principal executive officer)

Date              June 7, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ David Hohmann
                         ------------------------------------------------------
                          David Hohmann, Treasurer and Senior Vice President (principal financial officer)

Date              June 7, 2007
    ----------------------------------------------------------------------------



 * Print the name and title of each signing officer under his or her signature.